Exhibit 10.1

CONTRACT WORK AUTHORIZATION (Form 2) RELEASE NO. 2

for

AGENCY PROCUREMENTS

Between

ACUSPHERE, INC. (“ACUSPHERE/OWNER”)

and

PARSONS COMMERCIAL TECHNOLOGY INC. (“PARSONS”)

All work authorized by Acusphere and performed by Parsons in accordance with this Contract Work Authorization shall be governed by the “Terms and Conditions for Engineering, Procurement and Construction Management Services between Acusphere, Inc. and Parsons Commercial Technology Group Inc.”, (the EPCM), Effective date July 2, 2004.

CONTRACT WORK AUTHORIZATION NO. 2

(Form 2)

FOR

AGENCY PROCUREMENTS

THIS Contract Work Authorization for the placement of agency procurements is executed March 9, 2005 between ACUSPHERE, INC., with principal offices at 500 Arsenal Street, Watertown, Massachusetts 02472 (“Acusphere/Owner”) and PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”), with principal offices for this project located at 150 Federal Street, Boston, Massachusetts 02110.

This Contract Work Authorization, the scope of which is defined below, is intended to cover agency procurements by Parsons for Acusphere from July 6, 2004 through April 1, 2005.

It is understood and agreed that this Contract Work Authorization for procurements (Form 2) shall only be used to cover the actual approved cost of purchase orders and other forms of awards Parsons places with outside vendors/contractors/ leasing companies, etc. as an Agent for Acusphere.

The time charged by Parsons for agency procurement services shall be authorized by a Contract Work Authorization form for “Engineering and Construction Management Services” (Form 1).

It is also understood and agreed that the Contract Work Authorization forms for “Engineering and Construction Management Services” (Form 1) shall be used to cover the actual approved cost of subcontracts placed with outside subcontractors on a non-agency basis by Parsons, as well as the time charged by Parsons for its subcontracting activities.

IN CONSIDERATION of the covenants hereinafter set forth, the parties hereto mutually agree as follows:

ARTICLE I                                                                                     SCOPE OF SERVICES

1.1                                 Description of Services

Parsons shall, as an agent to Acusphere, procure required equipment (hereinafter referred to as the “agency procurements”) in connection with Owner’s aseptic pharmaceutical manufacturing facility located at 890 East Street, Tewksbury, Massachusetts (the “Facilities”) as specifically set forth in the document sent from Parsons to Acusphere on March 8, 2005 titled “Acusphere AI-700-301 Commercial Manufacturing Facility Comparison of Form 2 Commitments 1-Mar-05”.

ARTICLE II                                                                                 ESTIMATED COST OF AGENCY PROCUREMENTS

Previous total estimated cost up through and including Contract Work Authorization (Form 2) Release Number 1	$3,928,787.44

Estimated increase based on Contract Work Authorization (Form 2) Release Number 2	$690,359.00

Note: The amounts shown on Authorization No. 2 for Agency Purchase Orders shall be paid by Acusphere to vendors directly and will not flow thru Parsons books. This amount includes Agency Purchase Orders issued, under prior purchase authorization, after July 6, 2004 but before the execution date of this Contract Work Authorization (Form 2) Release Number 2.

Revised total estimated cost up through this Contract Work Authorization (Form 2) Release Number 2	$4,619,146.44

ARTICLE III                                                                             TERMS AND CONDITIONS

THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT IT RELIED SOLELY ON ITS OWN JUDGEMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS IT MAY HAVE RECEIVED FROM ITS OWN COUNSEL, AND IT HAS NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR SUCH OTHER PARTY’S COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

ARTICLE IV                                                                             SCHEDULE

It is estimated that the agency procurements covered by this Contract Work Release shall be scheduled for delivery as noted on the agency purchase orders and other forms of agency agreements.

All other terms and conditions for the Contract for Engineering, Procurement and Construction Manager Services, as previously amended by Contract Work Authorization (Form 2) Release Number 1 remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Work Authorization, document as of the date and year first above written.

ACUSPHERE, INC. (“ACUSPHERE”)		PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”)

By:	/s/ John F. Thero	By:	/s/ Todd Williams, Jr.
	Senior Vice President		Deputy Division Manager
Title		Title